EXHIBIT 10.3

SECURITY AGREEMENT

This Security Agreement is executed by and between Pipeline Networks of Colorado, LLC, a Colorado limited liability company with offices at 4833 Front Street, Suite 253, Castle Rock, CO 80104 (the "Lender"), and USURF

Communications, Inc., a Colorado corporation, with its principal place of business at 6005 Delmonico Dr., Suite

140, Colorado Springs, CO 80919 (the "Borrower").

WHEREAS, concurrently with the execution of this Agreement, the Borrower has executed a Promissory Note (the

"Note"), a copy of which is attached hereto, pursuant to which the Lender has financed One Hundred Eleven

Thousand Three Hundred Dollars ($111,300.00) in connection with the sale to Borrower of certain assets (the

"Assets"), under an Asset Purchase Agreement, dated August 25, 2003 (the "Asset Purchase Agreement"); and

WHEREAS, to induce the Lender to accept the Note, and in consideration thereof, the Borrower has agreed to grant the Lender a security interest in the Assets, on the terms set forth in this Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1. Security; Enforcement; Application of Proceeds.

(a) To secure payment and performance of its obligations under the Note and this Agreement, the Borrower hereby transfers, assigns and pledges to the Lender and grants the Lender a security interest in the following

(collectively referred to as the "Collateral"):

(i) the Assets identified on the attached Exhibit A;

(ii) all of the Borrower's present and future accounts (as the term "account" is defined in the Colorado

Commercial Code) which are related to the Assets and other present and future receivables including, without limitation, any promissory note, bill of exchange or other instrument evidencing or issued in place of or in satisfaction of any such account or other receivable or pursuant to which any such account or other receivable is to be paid;

(iii) the proceeds from any of the foregoing including, without limitation, proceeds from any insurance insuring the same against risk of loss or non-payment.

(b) At the request of the Lender, the Borrower will deliver and endorse or cause to be delivered and endorsed to or in accordance with the instructions of the Lender any of the Collateral and such other and further documents as

Lender may from time to time request for the purpose of perfecting or insuring Lender's rights in the Collateral,

including but not limited to Uniform Commercial Code Financing Statements or other assurances.

(c) Upon (i) failure by the Borrower to perform any of its obligations or covenants, whether under the Note or this Agreement or any other agreement, (ii) any representation or warranty made by the Borrower to the Lender,

whether under the Note, this Agreement or any other agreement, being false, (iii) the occurrence of any other default under the Note, or (iv) the occurrence of any event which, with the giving of notice or passage of time or both, would constitute a default under the Note, then, in any such case, the Lender may, without notice, take such action as it deems advisable with respect to the Collateral, including, without limitation: directing account debtors to make payment directly to the Lender; settling, compromising or adjusting any of the Collateral (any such settlement,

compromise or adjustment to be binding upon the Borrower); commencing, prosecuting and defending, as the case may be, any proceeding to collect or protect any of the Collateral or any other proceeding with respect to any of the

Collateral; and selling any of the Collateral at public or private sale on such terms as it deems appropriate. At any such sale the Lender may be the purchaser. The Lender will give the Borrower at least ten (10) days' notice of any such sale.

(d) The receipts and other proceeds from any of the Collateral will be applied as follows: first, to advances made by the Secured Party to protect or insure the Collateral, then to the cost of collection including reasonable attorneys' fees and the costs of sale, then to default interest and late charges due under the Note, then to interest, then to principal under the Note, then to the satisfaction of all other obligations of the Borrower to the Lender under the

Note and this Agreement in such order as the Lender determines, then,any balance to the Borrower..

2. Borrower's Representations and Warranties. The Borrower hereby makes the following representations and warranties for the benefit of the Lender:

(a) it is duly incorporated and validly existing under the laws of the State of Colorado and is duly qualified to conduct business in such state; it has the corporate power and authority to own its property and assets and to carry on its business as it is now being conducted

(b) it has the corporate power and authority to execute, deliver and carry out the terms and provisions of this

Agreement, the Note and any other agreements and documents (collectively called the "Other Agreements")

executed under or in connection with this Agreement and the Note, and it has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, the Note and the Other Agreements; this

Agreement, the Note and the Other Agreements constitute the legally binding obligations of the Borrower and are enforceable against the Borrower in accordance with their respective terms;

(c) neither the execution nor the delivery of this Agreement, the Note or any of the Other Agreements, nor the

transaction contemplated hereby or thereby, nor compliance with the terms and conditions hereof or thereof will:

(i) contravene any provision of the Articles of Incorporation or bylaws of the Borrower, or any provision of any law, statute, decree, rule or regulation as to which the Borrower or any of its property is bound, or any judgment,

decree, franchise, order or permit applicable to the Borrower or any of its property;

(ii) conflict with, or result in any breach of any terms, covenants, conditions or provisions of, or constitute a default (with or without the giving of notice or passage of time or both) under or pursuant to the terms of any other agreement or instrument to which the Borrower is a party or by which it is bound; or

(iii) result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the property or assets of the Borrower;

(d) no authorization, consent or approval of, or exemption by, any governmental, judicial or public body or authority is required to authorize or is required in connection with the execution, delivery and performance by the

Borrower of this Agreement, the Note or any of the Other Agreements;

(e) the Borrower is not in default and would not with the giving of notice or passage of time or both be in default under any agreement to which it is a party or by which it or any of its property may be bound; and no litigation, arbitration or administrative proceeding is currently pending or threatened which might have an adverse effect on the business, assets or financial condition of the Borrower;

(f) there is no order, writ, injunction or decree of any court, government or governmental agency affecting the

Borrower or any of its businesses, assets or interests;

(g) as of the date hereof the Borrower's chief executive office and the office at which the Borrower maintains its books and records is located at 6005 Delmonico Dr., Suite 140, Colorado Springs, CO 80919. Apart from this location, the Borrower has no other offices;

(h) there are no claims, security interests, options, rights or other privileges outstanding with respect to any of the Collateral or any of Borrower's other assets.

3. Affirmative Covenants of Borrower.

(a) The Borrower will provide the Lender with information about the Borrower's financial condition, and the

Collateral as the Lender may reasonably request from time to time.

(b) The Borrower will immediately notify the Lender of any change in its name or identity or corporate structure or in the location of its chief executive office or where its books and records are kept.

(c) The Borrower will take or cause to be taken such action and execute and deliver or cause to be executed and delivered such other documents as the Lender may request:

(i) in connection with this Agreement and any of the Collateral, and

(ii) to perfect and to maintain the perfection of the Lender's security interest in any of the Collateral, including,

without limitation, delivering any Collateral to the Lender and executing and filing financing and other statements under the Uniform Commercial Code in effect in any jurisdiction.

4. Negative Covenants of Borrower. The Borrower will not without prior written consent of the Lender:

(a) change the nature of its business or its place of incorporation;

(b) merge with any corporation or other entity or liquidate or dissolve;

(c) sell, pledge, transfer, assign or grant a security interest in any of the Collateral;

(a) engage in any extraordinary transaction or any transaction which would invoke dissenter's rights or remedies under Colorado law, including but not limited to any merger, sale of substantially all of Borrower's assets,

merger, consolidtation, stock swap, recapitalization, reorganization, spin-off or split-up transactions or other transactions or events which would materially and adversely affect the Collateral or its value.

(b) Declare, pay or accrue any dividend, in cash or in stock;

(c) Materially increase the compensation of any officer, director or affiliate;

(d) Suffer any material lien or encumbrance of the Assets; or

(e) Materially increase its liabilities outside the ordinary course of business.

5. Expenses. The Borrower will reimburse the Lender for, or at the request of the Lender pay expenses

(including, without limitation, reasonable legal fees and disbursements and all court costs and the cost of appellate proceedings) incurred by the Lender in connection with (i) enforcing, preserving and defending any rights and any security interest under this Agreement or the Note, (ii) protecting and collecting any of the Collateral, and (iii) any proceeding respecting any of the foregoing.

6. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of Colorado.

7. Waiver. No failure to exercise and no delay on the part of the Lender in exercising any right, power or privilege hereunder or granted to it by law will operate as a waiver thereof; and any single or partial exercise of any right, power or privilege shall not preclude any other or further exercise thereof or the exercise of any other right,

power or privilege. Waiver by the Lender of any right or other matter may only be made by an instrument in writing signed by the Lender.

8. Rights and Remedies. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law or by any other agreement. The Lender will not be required to resort to or pursue any of its rights or remedies under or with respect to any other agreement or with respect to any other collateral, guarantee or other security before pursuing any of its rights or remedies under this Agreement. The Lender may pursue its rights and remedies in such order as it determines.

9. Notices. All notices, requests, demands and other communications must be in writing and may be delivered personally or sent by mail, courier, fax, or other written means of communication addressed to the Borrower or the

Lender, as the case may be, at its address set forth above, or to the fax number set forth below, or to such other address or fax number as to which notice is given:

To the Borrower: To the Lender:

                 USURF America, Inc.

     USURF Communications, Inc. Pipeline Networks of Colorado, LLC

     6005 Delmonico Dr., Suite 140 4833 Front Street, Suite 253

     Colorado Springs, CO 80919 Castle Rock, CO 80104

Fax: 719.260.6456 Fax: 719.488.2081

Notice shall be deemed given 3 business days after dispatch except that personal service shall be deemed to have occurred on the day of receipt.

10. Amendment. This Agreement may not be amended or terminated except by an instrument in writing signed by the Borrower and the Lender.

11. Section Headings. Section headings are for purposes of convenience only and shall have no bearing on the interpretation of any provision in this Agreement.

12. Dispute Resolution. The Parties agree that any dispute between them relating to or arising out of this

Security Agreement will be resolved using only the procedures specified in Article IX of the Asset Purchase

Agreement.

IN WITNESS WHEREOF, the Lender and the Borrower have executed this Agreement on the dates indicated.

USURF Communications, Inc. Pipeline Networks of Colorado, LLC

By: /s/ KENNETH J. UPCRAFT By: /s/

     Kenneth J. Upcraft Name: _______________________

     President Title: _______________________

     Date: _______________ Date: _________________